UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2019 (April 29, 2019)

NEKTAR THERAPEUTICS

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South

San Francisco, California 94158

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (415) 482-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	NKTR	NASDAQ Global Select Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)       On April 29, 2019, Maninder Hora, Senior Vice President, Pharmaceutical Development and Chief Technical Operations Officer of Nektar Therapeutics, a Delaware corporation (the “Company), notified the Company of his decision to retire with his last day of employment on June 1, 2019.

(e)       In connection with his retirement, on May 1, 2019, the Company and Dr. Hora entered into a Transition and Separation Agreement containing terms and conditions customary for this type of arrangement. Pursuant to the Transition and Separation Agreement, Dr. Hora will provide transition services to the Company on an as needed basis, commencing on June 2, 2019 and ending by December 31, 2019. Dr. Hora’s current base compensation continues during the period in which he is providing transitional services to the Company. All equity award vesting will cease as of June 1, 2019, Dr. Hora’s last day of employment.  During the transition services period and thereafter, Dr. Hora remains subject to the nondisclosure, non-solicitation and inventions assignment obligations set forth in his employee confidentiality agreement in accordance with its terms.

Item 7.01	Regulation FD Disclosure

As part of his retirement and transition, Dr. Hora’s responsibilities related to manufacturing will be transitioned to Kevin Brodbeck, who was promoted to Senior Vice President, Manufacturing, on May 1, 2019, having previously served as the Company’s Vice President, Pharmaceutical Development. In addition, Dr. Hora’s responsibilities related to process development and related activities will be transitioned to Jonathan Zalevsky, Ph.D., the Company’s current Chief Scientific Officer. The information in this Item 7.01 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	/s/ Mark A. Wilson
Mark A. Wilson
General Counsel and Secretary

Date:	May 3, 2019